Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is dated as of February 22, 2022 (the “Effective Date”), by and among LGI HOMES, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders (together with its successors and assigns, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, Borrower, the lenders from time to time party thereto (the “Lenders”), and Administrative Agent entered into that certain Fifth Amended and Restated Credit Agreement dated as of April 28, 2021 (as the same may have been further amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Requisite Lenders amend certain provisions of the Credit Agreement, including, among other things, increasing the amount of the Swingline Note, as set forth herein, and the Administrative Agent and the Requisite Lenders have agreed to such amendments, subject to the terms and conditions set forth below.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:
SECTION 1.    Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
SECTION 2.    Amendments to the Credit Agreement.
(a)    Section 2.5(a) of the Credit Agreement is amended by replacing any reference therein to “$35,000,000” with “$50,000,000”.
(b)    Exhibit K to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit K attached hereto.
SECTION 3.    Representations and Warranties.
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(a)    Each of the Borrower, the other Loan Parties and the other Subsidiaries is a corporation, limited liability company, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.
(b)    The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been, and each of the Loan Documents to which the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.
(c)    The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval (other than those that have been obtained or could be reasonably be expected to be obtained in the ordinary course of business) or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lenders Parties.
SECTION 4.    Miscellaneous.
(a)    Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and each of the Subsidiary Guarantors.
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(b)    Loan Document. For the avoidance of doubt, the Borrower, the Lenders party hereto and the Administrative Agent hereby acknowledge and agree that this Agreement is a Loan Document.
(c)    No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above; and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from the Borrower to the Administrative Agent or any Lender under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.
(d)    Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition, as modified by this Agreement, set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).
(e)    No Default. To induce the Administrative Agent and the Lenders party hereto to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, (i) there exists (x)  no Default or Event of Default and (y) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or any Subsidiary Guarantor arising out of or with respect to any of the Loans or other obligations of the Borrower or the Subsidiary Guarantor owed to the Administrative Agent and the Lenders party hereto under the Credit Agreement or any other Loan Document, and (ii) Borrower releases and forever discharges the Administrative Agent and the Lenders, their agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting or who have acted in their behalf of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which they or any of them may now have or claim to have against the Administrative Agent and the Lenders or any of the other persons or entities described in this clause (ii) as of the date hereof, and whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way touching, concerning, arising out of or founded upon the Credit Agreement or the Loan Documents.
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(f)    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.
(g)    Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.
(h)    Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
(i)    Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(j)    Further Assurances. The Borrower agrees to take, at Borrower’s sole cost and expense, such further actions as the Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.
(k)    Governing Law. This Agreement and the Consent, Reaffirmation, and Agreement of Subsidiary Guarantors attached hereto shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
(l)    Electronic Signatures.
(A)    Each of the parties hereto consents to do business electronically in connection with this Agreement, any other Loan Document and the transactions contemplated hereby or thereby. Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Documents by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document.
(B)    The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document, instrument, amendment, restatement,
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modification, reaffirmation, assignment and acceptance or other agreement to be signed in connection with this Agreement, any other Loan Document and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, admissibility into evidence and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, Uniform Real Property Electronic Recording Act, if applicable, the New York State Electronic Signatures and Records Act, the Illinois Electronic Commerce Security Act or any other similar state laws based on the Uniform Electronic Transactions Act, if applicable; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent, which consent can be withheld in its sole discretion.
(C)    Without limiting the generality of the foregoing, each of the parties hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings, other proceedings or litigation arising out of or related to this Agreement, the other Loan Documents and the transactions contemplated hereby or thereby, electronic images of this Agreement or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement, the Loan Documents or the transactions contemplated hereby or thereby based solely on the lack of paper original copies of any Loan Documents, including with respect to any signatures thereon. For the avoidance of doubt, the parties hereto hereby agree that this provision shall apply in equal force and have the same enforceability, validity and admissibility into evidence to each other Loan Document and any amendment, restatement, modification, reaffirmation, assignment and acceptance or other document related to this Agreement or such other Loan Document whether or not expressly stated therein.
(D)    Even though the parties agree that such Electronic Signatures are legally enforceable and intended to be effective for all purposes, the signing parties agree if requested by Administrative Agent in its sole discretion to promptly deliver to Administrative Agent the requested original document bearing an original manual signature, (i) in order to reduce the risk of fraud, comply with potentially applicable regulations, (ii) to the extent required or advisable to be delivered in connection with any program made available to the Administrative Agent or any of its affiliates by the Federal Reserve System or any Federal Reserve Bank, the U.S. Treasury Department or any other federal or state regulatory body, (iii) to the
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extent required pursuant to the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or as otherwise as required by applicable law, rule or regulation or compulsory legal process, or as requested by a governmental and/or regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), or (iv) for other operational or risk management purposes.
(E)    As used in this section, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
SECTION 5.    Conditions Precedent. This Agreement shall become effective only upon the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)     counterparts of this Agreement duly executed by the Borrower, the Requisite Lenders and the Administrative Agent;
(ii)    counterparts of the Consent, Reaffirmation, and Agreement of Subsidiary Guarantors attached hereto duly executed by each of the Subsidiary Guarantors;
(iii)    counterparts of the Swingline Note executed by Borrower in favor of the Swingline Lender;
(iv)    the Borrower shall have paid to the Administrative Agent all fees and expenses incurred in connection with the preparation, negotiation and closing of this Agreement and the documents, instruments and agreements related thereto, if the same have been invoiced in reasonable detail delivered to the Borrower at least one Business Day before the earlier of (i) the satisfaction of the conditions in Section 5(a) above and (ii) the date this Agreement becomes effective.
[SIGNATURES ON FOLLOWING PAGES.]
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IN WITNESS WHEREOF, each of the Borrower, the Administrative Agent, and the Lenders party hereto has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.
                        BORROWER:
                        LGI HOMES, INC.,
                        a Delaware corporation

                        By: /s/ Charles Merdian
                        Name: Charles Merdian
                        Title: Chief Financial Officer

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT, SWINGLINE LENDER AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and as Lender

                        By: /s/ Bret Sumner
                        Name: Bret Sumner
                        Title: Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: /s/ Ted Smith
Name: Ted Smith
Title: Senior Vice President
[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

FLAGSTAR BANK, FSB

By: /s/ Jerry C. Schillaci
Name: Jerry C. Schillaci
Title: Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
successor to BBVA USA fka Compass Bank
Compass Bank

By: /s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

CADENCE BANK, N.A.

By: /s/ Leo Karpeles
Name: Leo Karpeles
Title: Senior Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

TEXAS CAPITAL BANK, formerly known as TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By: /s/ John A. Swanson
Name: John A. Swanson
Title: Senior Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION d/b/a HOUSING CAPITAL COMPANY

By: /s/ Brandi Roberts
Name: Brandi Roberts
Title: Senior Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

BMO HARRIS BANK N.A.

By: /s/ Michael M. Mattick
Name: Michael M. Mattick
Title: Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.

By: /s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

CITIZENS BANK, N.A.

By: /s/ Douglas M. Kennedy
Name: Douglas M. Kennedy
Title: Senior Vice President
[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

REGIONS BANK

By: /s/ Edward Sprigg
Name: Edward Sprigg
Title: Senior Vice President
[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

VERITEX COMMUNITY BANK

By: /s/ Ben Weimer
Name: Ben Weimer
Title: Senior Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

HANCOCK WHITNEY BANK

By: /s/ Paul Johnson
Name: Paul Johnson
Title: SVP

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

BANK OF THE WEST, a California banking corporation

By: /s/ Richard Flores
Name: Richard Flores
Title: Managing Director / Regional Manager
[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

WOODFOREST NATIONAL BANK

By: /s/ Jude R. McNamara III
Name: Jude R. McNamara III
Title: SVP
[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD, LOS ANGELES BRANCH

By: /s/ Warton Wang
Name: Warton Wang
Title: VP & GM

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

EXHIBIT K

Form of Swingline Note

SECOND AMENDED AND RESTATED SWINGLINE NOTE

$50,000,000.00    February 22, 2022

    FOR VALUE RECEIVED, the undersigned, LGI HOMES, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION or registered assigns (the “Swingline Lender”) to its address at Minneapolis Loan Center of Administrative Agent, 600 South 4th Street, 9th Floor, Minneapolis, MN 55415, or at such other address as may be specified by the Swingline Lender to the Borrower, the principal sum of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of Swingline Loans made by the Swingline Lender to the Borrower under the Credit Agreement (defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

    This Amended and Restated Swingline Note (this “Note”) is the “Swingline Note” referred to in that certain Fifth Amended and Restated Credit Agreement dated as of April 28, 2021, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of the date hereof (as amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6 thereof, the Administrative Agent, and the other parties thereto, and evidences Swingline Loans made to the Borrower thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Swingline Loans upon the terms and conditions specified therein.

    The Borrower hereby waives presentment, demand, protest, notice of nonpayment or nonperformance, notice of protest, notice of intent to accelerate, notice of acceleration, and notice of any other kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

    Time is of the essence for this Note.

    The Amended and Restated Swingline Note dated April 28, 2021 in the original principal amount of $35,000,000.00 from the Borrower in favor of the Swingline Lender (the “Prior Note”) is hereby amended and restated in its entirety by this Note, so that together they evidence a single indebtedness in the principal amount of this Note. The terms, covenants and conditions of this Note supersede all provisions of the Prior Note but this Note does not extinguish or constitute a novation with respect to the indebtedness evidenced thereby, and the Borrower hereby represents and warrants to the Swingline Lender that there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrower with respect to the Borrower’s obligations under the Prior Note

    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Swingline Note under seal as of the date first written above.

“BORROWER”

LGI HOMES, INC., a Delaware corporation

By: /s/ Charles Merdian
Name: Charles Merdian
Title: Chief Financial Officer

[Signature Page to Second Amended and Restated Swingline Note]

CONSENT, REAFFIRMATION, AND AGREEMENT OF SUBSIDIARY GUARANTORS

    Each of the undersigned, in favor of and for the benefit of the Lenders and Administrative Agent, (a) acknowledges receipt of the foregoing First Amendment to Fifth Amended and Restated Credit Agreement (the “Agreement”), (b) consents to the execution and delivery of the Agreement, and (c) reaffirms all of its obligations and covenants under that certain (i) Fifth Amended and Restated Subsidiary Guaranty dated as of April 28, 2021 (as heretofore amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), and (ii) each of the Loan Documents to which it is a party (together with the Subsidiary Guaranty, as heretofore amended, restated or otherwise modified from time to time, the “Guarantor Documents”), and agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement.

    Each of the undersigned hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, (i) there exists (x)  no Default or Event of Default and (y) no right of offset, defense, counterclaim, claim, or objection in favor of any Subsidiary Guarantor arising out of or with respect to any of the Loans or other obligations of the Borrower or the Subsidiary Guarantor owed to the Administrative Agent and the Lenders party to the Agreement under the Credit Agreement, Guarantor Documents or any other Loan Document, and (ii) each of the undersigned releases and forever discharges the Administrative Agent and the Lenders, their agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting or who have acted in their behalf of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which they or any of them may now have or claim to have against the Administrative Agent and the Lenders or any of the other persons or entities described in this clause (ii) as of the date hereof, and whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way touching, concerning, arising out of or founded upon the Guarantor Documents.

    This Consent, Reaffirmation, and Agreement of Subsidiary Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent. Delivery by one or more parties hereto of an executed counterpart of this Consent via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Consent. Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Consent.

[CONTINUED ON FOLLOWING PAGE.]

Dated as of February 22, 2022

SUBSIDIARY GUARANTORS:
LGI HOMES-TEXAS, LLC
LGI HOMES AZ CONSTRUCTION, LLC
LGI HOMES – E SAN ANTONIO, LLC
LGI HOMES – ARIZONA, LLC
LGI HOMES – FLORIDA, LLC
LGI HOMES – GEORGIA, LLC
LGI CROWLEY LAND PARTNERS, LLC
LGI HOMES CORPORATE, LLC
LGI HOMES SERVICES, LLC,
LGI HOMES AZ SALES, LLC
LGI HOMES – NEW MEXICO, LLC
LGI HOMES NM CONSTRUCTION, LLC
LUCKEY RANCH PARTNERS, LLC
LGI HOMES – COLORADO, LLC
LGI HOMES – NC, LLC
LGI HOMES – SC, LLC
LGI HOMES – TENNESSEE, LLC
LGI HOMES – WASHINGTON, LLC
LGI HOMES – OREGON, LLC
LGI HOMES – ALABAMA, LLC
LGI HOMES – MINNESOTA, LLC
LGI HOMES – OKLAHOMA, LLC
LGI LIVING, LLC
LGI HOMES – CALIFORNIA, LLC
LGI HOMES – MARYLAND, LLC
LGI HOMES – VIRGINIA, LLC
LGI HOMES – WEST VIRGINIA, LLC
LGI HOMES – WISCONSIN, LLC
LGI LEASING, LLC
LGI HOMES – PENNSYLVANIA, LLC
LGI HOMES – UTAH, LLC

By:    LGI Homes Group, LLC,
its Manager

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager

LGI HOMES – NEVADA, LLC

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Authorized Signatory

RIVERCHASE ESTATES PARTNERS, LLC

By:    LGI Homes Group, LLC,
        its Sole Member

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager

LGI HOMES GROUP, LLC

By: /s/ Eric T. Lipar
Name: Eric T. Lipar
Title: Manager